UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 31, 2015 (December 28, 2015)

American Airlines Group Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-8400	75-1825172
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4333 Amon Carter Blvd., Fort Worth, Texas		76155
(Address or principal executive offices)		(Zip Code)

(817) 963-1234

(Registrant’s telephone number)

N/A

(Former name or former address, if changed since last report)

American Airlines, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-2691	13-1502798
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4333 Amon Carter Blvd., Fort Worth, Texas		76155
(Address or principal executive offices)		(Zip Code)

(817) 963-1234

(Registrant’s telephone number)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note

In order to simplify American Airlines Group Inc.’s (“AAG”) internal corporate structure and as part of the integration efforts following the business combination of AAG and US Airways Group, Inc. (“US Airways Group”) on December 9, 2013, AAG caused US Airways Group to be merged with and into AAG on December 30, 2015 (the “Effective Date”) with AAG continuing as the surviving corporation (the “US Airways Group Merger”), and immediately following the US Airways Group Merger, US Airways, Inc. (“US Airways”) merged with and into American Airlines, Inc. (“American”), each a direct or indirect wholly-owned subsidiary of AAG, pursuant to the terms of an Agreement and Plan of Merger (the “Merger Agreement”) entered into on December 28, 2015 by and between American and US Airways, with American continuing as the surviving corporation and a wholly-owned subsidiary of AAG (the “US Airways Merger”).

This Amendment No. 1 on Form 8-K/A (this “Amendment No. 1”) amends Item 9.01 of the Current Report on Form 8-K (the “Original Filing”), filed with the Securities and Exchange Commission (the “Commission”) on December 31, 2015, to provide financial statements of US Airways required under Item 9.01(a) of Form 8-K and pro forma financial information required by Item 9.01(b) of Form 8-K. This Amendment No. 1 effects no other changes to the Original Filing.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The audited consolidated balance sheets of US Airways as of December 31, 2014 and 2013 and consolidated statements of operations, comprehensive income (loss), stockholder’s equity, and cash flows for the year ended December 31, 2014 (Successor), the period from December 9, 2013 to December 31, 2013 (Successor), the period from January 1, 2013 to December 8, 2013 (Predecessor), and for the year ended December 31, 2012 (Predecessor), and the notes related thereto, are attached hereto as Exhibit 99.1 and incorporated herein by reference.

The unaudited condensed consolidated balance sheet of US Airways as of September 30, 2015 and the condensed consolidated statements of operations, comprehensive income and cash flows for the nine-month periods ended September 30, 2015 and 2014 and the notes related thereto, are attached hereto as Exhibit 99.2 and incorporated herein by reference.

(b) Pro Forma Financial Information.

Unaudited pro forma condensed combined financial statements required by Item 9.01(b) of Form 8-K, and notes related thereto, relating to the completion of the US Airways Merger are filed with this Amendment No. 1 to Current Report on Form 8-K/A as Exhibit 99.3 and incorporated herein by reference.

(d) Exhibits.

Exhibit No.	Description

23.1	Consent of KPMG LLP, Independent Registered Public Accounting Firm.

99.1

Audited consolidated balance sheets of US Airways as of December 31, 2014 and 2013 and consolidated statements of operations, comprehensive income (loss), stockholder’s equity, and cash flows for the year ended December 31, 2014 (Successor), the period from December 9, 2013 to December 31, 2013 (Successor), the period from January 1, 2013 to December 8, 2013 (Predecessor), and for the year ended December 31, 2012 (Predecessor), and the notes related thereto.

99.2

Unaudited condensed consolidated balance sheet of US Airways as of September 30, 2015 and the condensed consolidated statements of operations, comprehensive income and cash flows for the nine-month periods ended September 30, 2015 and 2014 and the notes related thereto.

99.3	Unaudited pro forma condensed combined financial statements.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 4, 2016

American Airlines Group Inc.

/s/ Derek J. Kerr
Derek J. Kerr Executive Vice President—Chief Financial Officer

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 4, 2016

American Airlines, Inc.

/s/ Derek J. Kerr
Derek J. Kerr Executive Vice President—Chief Financial Officer

Exhibit Index

Exhibit No.	Description

23.1	Consent of KPMG LLP, Independent Registered Public Accounting Firm.

99.1

Audited consolidated balance sheets of US Airways as of December 31, 2014 and 2013 and consolidated statements of operations, comprehensive income (loss), stockholder’s equity, and cash flows for the year ended December 31, 2014 (Successor), the period from December 9, 2013 to December 31, 2013 (Successor), the period from January 1, 2013 to December 8, 2013 (Predecessor), and for the year ended December 31, 2012 (Predecessor), and the notes related thereto.

99.2

Unaudited condensed consolidated balance sheet of US Airways as of September 30, 2015 and the condensed consolidated statements of operations, comprehensive income and cash flows for the nine-month periods ended September 30, 2015 and 2014 and the notes related thereto.

99.3	Unaudited pro forma condensed combined financial statements.

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